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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-17379) of SeaChange International, Inc. of our reports dated January 31, 2000 relating to the financial statements and financial statement schedule, which appear in this Form 10-K/A.


/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 30, 2001